EATON VANCE GLOBAL INCOME BUILDER NEXTSHARES

Supplement to Summary Prospectus, Prospectus and
Statement of Additional Information dated March 1, 2021

Effective July 1, 2021, the portfolio management team for the Fund and Global Income Builder Portfolio will be as follows:

Christopher Dyer (lead portfolio manager), Director and Vice President of EVAIL and Director of Global Equity for the Eaton Vance organization, has managed the Fund and the Portfolio since their inception in March 2016.

John H. Croft, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since their inception in March 2016.

Derek DiGregorio, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since July 1, 2021.

Jeffrey D. Mueller, Vice President of EVAIL, has managed the Fund and the Portfolio since their inception in March 2016.

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